UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 8, 2009

THE GREENBRIER COMPANIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-13146

Oregon (State of Incorporation)	93-0816972 (I.R.S. Employer Identification No.)
One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035
(Address of principal executive offices)                      (Zip Code)
(503) 684-7000
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     (d) At its meeting on June 8, 2009, the Board of Directors of the Company elected Ms. Victoria McManus to its Board, effective immediately.
     Attached as Exhibit 99.1 and incorporated by reference herein is a copy of the Company’s press release regarding the election of Ms. McManus to the Board of Directors.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     (a) On June 8, 2009, the Board approved an amendment to the Company’s Bylaws in order to increase the size of the Board from eight to nine directors.
     A copy of the Amendment to the Bylaws of The Greenbrier Companies, Inc. is attached as Exhibit 3.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
3.1 Amendment to the Bylaws of The Greenbrier Companies, Inc. dated June 8, 2009.
99.1 Press Release dated June 9, 2009 entitled “Greenbrier elects Victoria McManus to Board of Directors.”

SIGNATURES
  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.
Date: June 10, 2009	By:	/s/ Mark J. Rittenbaum
Mark J. Rittenbaum
Executive Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

3